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                                                                   EXHIBIT 10.32

                            SUBSCRIPTION AGREEMENT


          This SUBSCRIPTION AGREEMENT made and entered into effective as of the _____ day of September, 1996, is by and among Irata, Inc., a Texas corporation (the "Company"), Dominion Investment Corporation, a Texas corporation ("Dominion"), George V. Kane, Jr., a resident of Harris County, Texas ("Kane") and the Estate of Charles W. Moody, Jr. (the "Estate").

                                 RECITALS

          Dominion, Charles W. Moody, Jr. and Kane (hereinafter, with the Estate, collectively referred to as the "Interim Lenders" and singularly as an "Interim Lender") have heretofore loaned the Company $160,000 (the "Interim Loan"), with Dominion having loaned $57,000 in principal amount (the "Dominion Debt"), Charles W. Moody, Jr. having loaned $59,000 in principal amount (the "Estate Debt") and Kane having loaned $44,000 in principal amount (the "Kane Debt"). In consideration for facilitating such financing, the Interim Lenders were granted the following warrants to purchase shares of Class A Common Stock of the Company ("Interim Lender Warrants") at an exercise price of $4.00 per share:


WARRANT NO.                  NAME                          NO. OF SHARES

   10             Dominion Investment Corporation          5,700

   11             Charles W. Moody, Jr.                    5,900

   12             George V. Kane, Jr.                      4,400


          The Company has reached agreement with its senior lender, Petrus Investments, Ltd. (the "Senior Lender") to cure the existing default under the Company's loan agreement with the Senior Lender (herein the "Loan Agreement Amendment"). The Loan Agreement Amendment is conditioned upon (i) the Company successfully completing a private placement of not less than 60 "Units", with each Unit consisting of 50,000 shares of Class A Common Stock and 50,000 Common Stock purchase warrants at an offering price of $25,000 per Unit in accordance with the Confidential Term Sheet dated September 9, 1996 (the "Term Sheet") of the Company through Royce Investment Group, Inc. and Spencer Trask Securities Incorporated (collectively the "Placement Agents") and (ii) the committment of the Interim Lenders to convert the Interim Loan, as well as the Interim Lender Warrants, into 320,000 Interim Lender Units of the Company with each Interim Lender Unit consisting of one share of Class A Common Stock and one Common Stock purchase warrant having substantially the same terms as the Common Stock purchase warrants to be issued by the Company under the Agency Agreement (as
herein defined).   The Company has entered into an agency agreement with the
Placement Agents providing for the Placement Agents to use their best efforts to
offer and sell the Units (the "Agency Agreement").   Subject to the simultaneous
closing of the purchase and sale of not less than 60 Units under the Agency Agreement at a purchase price of $25,000 per Unit, each of the Interim Lenders has agreed to convert their respective portion of the indebtedness of the Company under the Interim Loan and the warrants set forth above into 320,000 Interim Lender Units and the Company has agreed to issue and deliver to the Interim Lenders an aggregate of 320,000 Interim Lender Units in exchange for the surrender of (i) the indebtedness evidenced by the Interim Loan and (ii) the Interim Lender Warrants. Accordingly, the Company and the Interim Lenders have agreed as follows:


          1. Subscription and Purchase. Subject to terms and provisions herein set forth, each of the Interim Lenders hereby irrevocably agrees to purchase the Interim Lender Units set opposite their respective names in consideration for the surrender at the Closing of the principal and accrued interest on the debt evidenced by the Interim Loan and surrender of the Interim Lender Warrants as set opposite their respective names:


NAME              INTERIM LOAN       INTERIM LENDER        INTERIM LENDER UNITS
                  SURRENDERED       WARRANTS SURRENDERED       PURCHASED

Dominion         $ 57,000.00                5,700               114,000

Kane               44,000.00                4,400                88,000

Estate             59,000.00                5,900               118,000
                 -----------               ------               -------

     TOTAL:      $160,000.00               16,000               320,000


          2. Representations and Warranties of Interim Lenders. Each Interim Lender hereby represents and
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warrants to the Company and its agents, employees and representatives as follows:


          (a) Investment Intent. (i) The Interim Lender Units, the underlying shares of Class A Common Stock, the underlying warrants to purchase shares of Class A Common Stock and the shares of Class A Common Stock underlying the warrants (herein collectively the "Securities") are being acquired solely for the account of such Interim Lender, for investment, and not with a view to or for the resale, distribution, subdivision, or fractionalization thereof, (ii) the Interim Lender has no contract, understanding, undertaking, agreement, or arrangement with any person to sell, transfer, or pledge to any person the Securities or any part thereof, (iii) the Interim Lender has no present plans to enter into any such contract, undertaking, agreement or arrangement, (iv) the Interim Lender understands the legal consequences of the foregoing representations and warranties to mean that Interim Lender must bear the economic risk of the investment in the Securities for an indefinite period of time, (v) the Interim Lender has such knowledge and experience in financial and business matters that Interim Lender is capable of evaluating the merits and risks of acquiring the Securities, and (vi) the Interim Lender acknowledges that the acquisition of the Securities involves a high degree of risk which may result in the loss of the total amount of Interim Lender's investment in the Securities.


          (b) Securities Compliance. The Interim Lender understands that no sale, distribution, transfer or other disposition of the Securities can be made by Interim Lender unless the Securities have been registered under the Securities Act of 1933, as amended (the "Act"), and applicable securities laws of any other relevant jurisdiction, or exemptions from such registrations are available, as evidenced by an opinion of counsel satisfactory to the Company, with respect to the proposed sale, distribution, transfer or other disposition. Any purchaser on resale or transfer of the Securities will also be required to meet the suitability requirements applicable to investors and such purchaser or Interim Lender will be required to bear all expenses of such transfer (including the costs of any legal advice or opinions required).


          (c) Experience. Such Interim Lender, together with any Purchaser Representative, is knowledgeable and experienced in the field of investments involving the business of the Company or has a general understanding and knowledge of such investments; furthermore, such Interim Lender alone, or together with any Purchaser Representative, has such knowledge and experience in financial and business matters that such Interim Lender is capable of understanding the information set forth in the Circular, evaluating the risks of any investment in the Securities and making an informed investment decision.


          (d) No General Solicitation. The Securities have been offered to Interim Lenders without any form of general solicitation or advertising of any type by or on behalf of the Company or any of their employees, agents or representatives.


          (e) Access to Information. Such Interim Lender has (i) read the Term Sheet and all exhibits or schedules to the Term Sheet, (ii) for a reasonable amount of time had an opportunity to ask questions and receive answers concerning the terms and conditions of the offering and sale of the Securities and the actual and proposed business and affairs of the Company, and is satisfied with the results thereof, and (iii) been given access, if requested, to all documents with respect to the Company or this transaction, as well as to such other information that such Interim Lender has requested in order to evaluate an investment in the Securities. SUCH INTERIM LENDER HAS NOT RECEIVED NOR RELIED UPON ANY REPRESENTATIONS OR WARRANTIES BY THE COMPANY OR THEIR OFFICERS, MANAGERS, MEMBERS, AGENTS, EMPLOYEES OR REPRESENTATIVES, OR ANY OTHER PERSON, OTHER THAN THE REPRESENTATIONS AND WARRANTIES CONTAINED IN THE TERM SHEET AND THIS AGREEMENT.


          (f) Exemption Status. Such Interim Lender understands that the Securities to be sold hereunder are being offered and sold in reliance upon exemptions from registration under the Act and applicable state securities laws. Such Interim Lender understands that the Company and its agents, employees, and representatives are relying on, among other things, the representations and warranties of Interim Lenders set forth herein in offering and selling the Securities to Interim Lenders in reliance upon exemptions available under the Act and state securities laws.


          (g) Domicile. Such Interim Lender is a bona fide resident or domiciliary of the State of Texas and meets the following requirements, as applicable, for qualifying as a "person resident within the State of Texas":


               (i) If a corporation, partnership, trust or other form of business organization, Interim Lender has its principal office within the State of Texas.


               (ii) If an individual, Interim Lender has a principal residence and domicile in the

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          State of Texas and is a citizen of the United States and is at least twenty-one (21) years of age.



               (iii) If a corporation, partnership, trust or other form of business organization WHICH WAS ORGANIZED FOR THE SPECIFIC PURPOSE OF ACQUIRING SECURITIES, all of the beneficial owners of Interim Lender are residents of the State of Texas and are citizens of the United States.


          (h) Net Worth. Interim Lender's investment in the Securities will not exceed 20% of Interim Lender's net worth (or joint net worth with Interim Lender's spouse) determined as of the date of this Agreement.


          (i) START-UP COMPANY. INTERIM LENDERS ACKNOWLEDGES THAT THE COMPANY IS A "START-UP" COMPANY WHICH HAS SUSTAINED SUBSTANTIAL LOSSES AND THAT IS ENGAGED IN AN INDUSTRY WHICH IS A HIGHLY COMPETITIVE INDUSTRY. CONSEQUENTLY, INTERIM LENDERS ACKNOWLEDGES THAT AN INVESTMENT IN THE SECURITIES INVOLVES A HIGH DEGREE OF RISK.


     3. Covenants of Interim Lenders. As an inducement for Royce Investment Group, Inc. to act as Placement Agent for the Company's Securities under the Agency Agreement, each of the Interim Lenders covenants and agrees that for a period commencing on the date hereof and expiring twelve (12) months after the closing of the sale of the Units as contemplated under the Agency Agreement, such Interim Lender will not publicly sell, assign or transfer any Securities of the Company without the prior written consent of Royce Investment Group, Inc. Each such Interim Lender, to facilitate enforcement of this covenant, hereby consents to the Company imposing stop transfer restrictions with respect to all shares of capital stock of the Company owned by such Interim Lender until the end of the lock-up period.


     4. Restrictions on Transfer. In addition to the restrictions set forth above, Interim Lenders understands and agrees that (i) the Securities are restricted securities under the Act, and may not be sold, assigned or transferred unless the sale, assignment or transfer of such Securities is registered under the Act and applicable blue sky laws, as now in effect or hereafter amended, or there is furnished evidence in form and substance satisfactory to the Company from counsel acceptable to the Company that such registrations are not required, (ii) the Company is under no obligation to register the Securities or to perfect any exemption for resale of the Securities under applicable securities laws, and (iii) the following restrictions and limitations will be applicable to the Securities and any resales, pledges, hypothecations or other transfers of any of the Securities:


          (a) Legend. A legend will be placed on each certificate or other document evidencing any of the Securities in substantially the following form:


          THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED IF SUCH SALE, PLEDGE, OR TRANSFER WOULD BE IN VIOLATION OF THE 1933 ACT OR THE SECURITIES LAWS OF ANY STATE.


          (b) Stop Transfer Instructions. Stop transfer instructions can be issued by the Company to restrict the resale, pledge, hypothecation or other transfer in contravention of this Agreement.


          (c) Transfers. Interim Lenders acknowledges that Interim Lenders will be responsible for compliance with all conditions to transfer imposed by any applicable securities law and for any expenses incurred by the Company including, but not limited to, legal fees, accounting services and filing fees, in connection with reviewing and effecting such transfer.


     5. Closing. The closing of the purchase and sale of the Interim Lender Units (the "Closing") may be held on any date, determined in the sole discretion of the Company, on or after the date hereof, but in no event no later than November 15, 1996.


     6.   Conditions Precedent to Closing.   The obligations of the Interim
Lenders to exchange the Interim Loan and the Interim Lender Warrants for the Interim Lender Units under this Agreement are subject to the satisfaction, at or before the Closing Date, of all the conditions set out below in this
Section 6(a). Each Interim Lender may waive any or all of these conditions in whole or in part without prior notice; provided, however, that


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no such waiver of a condition shall constitute a waiver by such Interim Lender of any of its other rights or remedies, at Law or in equity, if the Company shall be in default of any of its representations, warranties or covenants under this Agreement.


          (a) Senior Loan Agreement Amendment. The Company and Petrus Investments, Ltd., its senior lender shall have reached agreement amending the Company's loan agreement with its senior lender to cure the defaults that have been in existence.


          (b) Closing of Offering. The Company shall have contemporaneously or previously closed the sale of not less than 60 Units at a purchase price of $25,000 per Unit through the Placement Agents, with each Unit consisting of one share of Class A Common Stock of the Company and one Common Stock Purchase Warrant evidencing the right to purchase one share of Class A Common Stock at an exercise price of $1.00 per share if exercised prior to two years after the closing and thereafter exercisable at $1.50 per share.


          (c) Mutual Performance. Each of the Interim Lenders or their successors or assigns shall have performed their obligations under this Agreement, and shall contemporaneously performed its other obligations hereunder to exchange the Interim Loan and the Interim Lender Warrants for their respective portion of the Interim Lender Units.



          (d) Other Documents. Interim Lenders shall have received at the Closing, such further instruments, documents and certificates, in form and content reasonably satisfactory to Interim Lenders and their respective counsel, as may be reasonably requested by each such Interim Lender.


     7. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation or statement as to the results thereof, made by or on behalf of any Interim Lender, the Company or any of their respective agents, representatives, officers or managers or any controlling person, and will survive exchange for the Interim Lender Units.


     8. Notice. All communications hereunder will be in writing and, if sent to a Interim Lender, will be mailed, delivered or telegraphed and confirmed to the Interim Lender at the address set forth on the signature page of this Agreement, or if sent to the Company, will be mailed, delivered or telegraphed and confirmed to them at 8554 Katy Freeway, Suite 100, Houston, Texas 77024,
Attn: Lance Wimmer.


     9. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns. No Interim Lender may not assign the debt evidenced by the Interim Lender or the related warrants nor any other rights hereunder without the prior written consent of the Company, which may not be unreasonably withheld.


     10. Attempted Breaches. Any transfer of interest effected, or purported to be effected, not in accordance with the terms and conditions of this Agreement or any other agreement referred to herein or to a person prohibited by law from holding any of the Interim Lender Units shall be null and void and shall not bind the Company.


     11. Amendment. This Agreement may not be modified or amended except by written instrument executed by or on behalf of each of the parties hereto.


     12. Waivers. The observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) by the party entitled to enforce such term, but such waiver shall be effective only if in a writing signed by the party or parties against which such waiver is to be asserted. Unless otherwise expressly provided herein, no delay on the part of any party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party hereto of any right, power or privilege hereunder operate as a waiver of any other right, power or privilege hereunder nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder.


     13. Entire Agreement. This Agreement, including the exhibits hereto, if any, and the documents and agreements expressly referred to herein constitute the entire agreement between the parties hereto with respect to the matters covered hereby, and any other prior or contemporaneous oral or written understandings or agreements with respect to the matters covered hereby are expressly superseded by this Agreement. There are no oral or unwritten agreements between the parties.

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     14.  Severability.  If any provision of this Agreement, or the application of such provision to any person or circumstances, shall be declared judicially to be invalid, unenforceable or void, such decision will not have the effect of invalidating or voiding the remainder of this Agreement or affect the application of such provision to other persons or circumstances, and the parties hereto agree that the part or parts of this Agreement so held to be invalid, unenforceable or void will be deemed to have been stricken herefrom and the remainder of this Agreement will have the same force and effect as if such part or parts had never been included herein. Any such finding of invalidity or unenforceability shall not prevent the enforcement of such provision in any other jurisdiction to the maximum extent permitted by applicable law.


     15. Counterparts. This Agreement may be executed simultaneously in multiple counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.


     16. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS AND SHALL BE PERFORMABLE IN HARRIS COUNTY, TEXAS.


     IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the _____ day of ______________________, 1996.



                                      Irata Inc.



                                      By:______________________________________
                                         Authorized Officer


Address:     ________________                  The Estate of Charles W. Moody,
             ________________
             Houston, Texas 770__


                                      By:_______________________________________
                                         Independent Executor


          1000 Louisiana              Dominion Investment Corporation
          Suite 3600
          Houston, Texas 77002


                                      By:_______________________________________
                                         Authorized Officer



          8554 Katy Freeway           __________________________________________
          Suite 100                   George V. Kane, Jr.
          Houston, Texas 77024


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